     NUMBER                                                    SHARES

     FSF
                         FIRST SAVINGS FINANCIAL CORP.

     INCORPORATED UNDER THE LAWS
     OF THE STATE OF NORTH CAROLINA          SEE REVERSE FOR CERTAIN DEFINITIONS
                                             CUSIP 33620B 10 6



THIS IS TO CERTIFY THAT

                                                   COUNTERSIGNED AND REGISTERED:
                                                  REGISTRAR AND TRANSFER COMPANY
                                BY      (CRANFORD, NEW JERSEY)    TRANSFER AGENT
                                                                  AND REGISTRAR


                                                            AUTHORIZED SIGNATURE



is the owner of



   FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF

                         FIRST SAVINGS FINANCIAL CORP.

transferable only on the books of the Corporation in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. The security evidenced by this Certificate is not a deposit account or savings account and is not federally insured or guaranteed. See reverse side for certain definitions and information.

     This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:


     /s/ Alecia S. Jones             [SEAL]            /s/ David S. Kemp
                       Secretary                                       President

                         FIRST SAVINGS FINANCIAL CORP.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The Corporation will furnish to any stockholders upon request and without charge a copy of the Articles of Incorporation and Bylaws of the Corporation, which set forth certain other provisions with respect to acquisition of shares of the Corporation, as well as a description of the Corporation's authorized common and preferred stock and other provisions affecting stockholder rights and corporate governance.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common  UNIF TRANSFERS MIN ACT-
_______ Custodian ________
(Cust)            (Minor)

TEN ENT -  as tenants by the entireties               under Uniform Transfers to
                                                      Minors Act _______________
                                                                     (State)
JT TEN -   as joint tenants with right of
           survivorship and not as tenants in common

   Additional abbreviations may also be used although not in the above list.


For value received, _______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
- ------------------------------

________________________________________________________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________
__________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________


                         _______________________________________________________
               NOTICE: THIS SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


                         _______________________________________________________
 SIGNATURES GUARANTEED:  THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
                         GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad.15.